UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 4, 2026

USA Rare Earth, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41711	98-1720278
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 W Airport Road,

Stillwater, Oklahoma 74075

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (813) 867-6155

N.A.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	USAR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On March 4, 2026, USA Rare Earth, Inc. (“USAR”) entered into a definitive Agreement and Plan of Merger (the “Merger Agreement”) by and among USAR, Texas Mineral Resources Corp., a Delaware corporation (“TMRC”), Hamer Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of USAR (“First Merger Sub”) and Hamer Merger Sub, LLC, a Delaware limited liability company and a wholly owned subsidiary of USAR (“Second Merger Sub” and together with First Merger Sub, the “Merger Subs”). The Merger Agreement provides for the merger of First Merger Sub with and into TMRC, with TMRC surviving the merger as a wholly owned subsidiary of USAR (the “First Merger”) at the effective time of the First Merger (the “Effective Time”). Promptly following the Effective Time, the Merger Agreement also contemplates a second merger of Second Merger Sub with and into the surviving corporation in the First Merger, with Second Merger Sub surviving the second merger as a wholly owned subsidiary of USAR (the “Second Merger” and together with the First Merger, the “Mergers”). The Transactions (as defined below) are expected to be consummated no later than the third calendar quarter of 2026, subject to the satisfaction or waiver of the conditions precedent to such closing.

The board of directors of each of USAR and TMRC have approved the Merger Agreement, the Mergers and the other transactions contemplated thereby (collectively, the “Transactions”).

Merger Consideration

Subject to the terms and conditions set forth in the Merger Agreement, at the Effective Time, each share of common stock, par value $0.01 per share, of TMRC (“TMRC Shares”) issued and outstanding immediately prior to the Effective Time (excluding any TMRC Shares as to which dissenters’ rights have been properly exercised and TMRC Shares owned by USAR, TMRC or any of their respective direct or indirect wholly owned subsidiaries) will automatically be converted into the right to receive that portion of a validly issued, fully paid and nonassessable share of common stock, par value $0.0001 per share, of USAR (a “USAR Share”) equal to the quotient obtained by dividing (a) 3,823,328 by (b) the aggregate number of TMRC Shares outstanding on a fully diluted basis at the Effective Time. Holders of TMRC Shares who are otherwise entitled to a fractional USAR Share will receive cash in lieu of such fractional share.

Conditions to the Mergers

The completion of the proposed Transaction is subject to the satisfaction or waiver (where permitted) of certain conditions, including (i) the adoption of the Merger Agreement by the affirmative vote of the holders of a majority of all outstanding TMRC Shares entitled to vote thereon (the “Requisite TMRC Vote”); (ii) the authorization for listing the USAR Shares to be issued as merger consideration on the Nasdaq Global Market if required under its rules and regulations; (iii) the absence of any law or order that makes illegal, enjoins or otherwise prohibits the consummation of the proposed Transactions; and (iv) the effectiveness of a registration statement on Form S-4 in connection with the issuance of the USAR Shares as merger consideration in the First Merger, which will include a prospectus relating to the USAR Shares to be issued as merger consideration and a proxy statement relating to TMRC’s stockholder meeting to approve the proposed Transactions and the absence of any stop order or proceedings to that effect by the SEC. The obligation of each of USAR and TMRC to consummate the proposed Transactions is also conditioned on, among other things, the truth and correctness of the representations and warranties made by the other party as of the closing date (subject to certain “materiality” and “material adverse effect” qualifiers), the performance by the other party, in all material respects, of such other party’s covenants and agreements under the Merger Agreement, the absence of the occurrence of a material adverse effect with respect to the other party from the date of the Merger Agreement through the Effective Time.

Certain Other Terms of the Merger Agreement

The Merger Agreement contains customary representations and warranties made by each of USAR and TMRC, and also contains customary pre-closing covenants. Among other things, during the period after the date of the Merger Agreement to the Effective Time, each of USAR and TMRC have agreed to (i) use commercially reasonable efforts to conduct its business in the ordinary course and agreed to certain other operating covenants and to not take certain specified actions prior to the consummation of the Mergers subject to customary exceptions and (ii) use reasonable best efforts to take all actions necessary to consummate the Transactions. In addition, the Merger Agreement contains covenants that require TMRC to call and hold a stockholder meeting and, subject to certain exceptions, require the board of TMRC (“TMRC Board”) to recommend to its stockholders to approve the proposed Transactions and adopt the Merger Agreement.

The Merger Agreement prohibits TMRC from soliciting competing acquisition proposals, except that, subject to customary exceptions and limitations, prior to receiving the Requisite TMRC Vote, TMRC may provide information to, and negotiate with, a third party that makes an unsolicited acquisition proposal if the TMRC Board determines in good faith that such proposal constitutes, or would reasonably be expected to result in, a superior proposal with respect to an alternative transaction and failure to take such actions would be inconsistent with its fiduciary duties under applicable law.

The Merger Agreement provides for certain termination rights for each of USAR and TMRC, including, among others, (i) if the closing has not occurred by the date that is nine months from the date of the execution of the Merger Agreement, (ii) if the Requisite TMRC Vote has not been obtained at a stockholder meeting, (iii) if there is a final and non-appealable law or order preventing the consummation of the Mergers or (iv) the other party is in breach of the Merger Agreement in a manner that would result in a failure of an applicable closing condition (subject to the applicable cure period set forth in the Merger Agreement). Further, USAR may terminate the Merger Agreement if the TMRC Board makes an adverse recommendation change or if TMRC approves or enters into an alternative acquisition agreement. The Merger Agreement further provides that a termination fee equal to $3,250,000 will be payable by TMRC to USAR under certain specified circumstances, including a termination by USAR in the event of an adverse recommendation change by the TMRC Board.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and incorporated herein by reference. A copy of the Merger Agreement has been included to provide USAR stockholders with information regarding its terms and is not intended to provide any factual information about USAR, TMRC, the Merger Subs or their respective affiliates. The representations, warranties and covenants contained in the Merger Agreement have been made solely for the purposes of the Merger Agreement and as of specific dates; were made solely for the benefit of the parties to the Merger Agreement; are not intended as statements of fact to be relied upon by USAR stockholders, but rather as a way of allocating the risk between the parties in the event the statements therein prove to be inaccurate; have been modified or qualified by certain confidential disclosures that were made between the parties in connection with the negotiation of the Merger Agreement, which disclosures are not reflected in the Merger Agreement itself; may no longer be true as of a given date; and may apply standards of materiality in a way that is different from what may be viewed as material by USAR stockholders. USAR stockholders are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties or their respective affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in USAR’s public disclosures. USAR acknowledges that, notwithstanding the inclusion of the foregoing cautionary statements, it is responsible for considering whether additional specific disclosures of material information regarding material contractual provisions are required to make the statements in this Form 8-K not misleading. The Merger Agreement should not be read alone but should instead be read in conjunction with the other information regarding the Merger Agreement, the Transactions, the parties, their respective affiliates and their respective businesses, that will be contained in, or incorporated by reference into, an information statement that USAR will file, as well as in the Forms 10-K, Forms 10-Q, Forms 8-K and other filings that USAR will make with the U.S. Securities and Exchange Commission (the “SEC”).

Voting and Support Agreements

In addition, in connection with the execution and delivery of the Merger Agreement, each director and officer of TMRC and certain of their affiliates (collectively, the “Supporting Stockholders”) have entered into a voting and support agreement (each, a “Voting and Support Agreement” and collectively, the “Voting and Support Agreements”) with USAR to, among other things, vote all TMRC Shares beneficially owned by such stockholders (A) in favor of (i) the adoption of the Merger Agreement and the consummation of the proposed Transactions, and (ii) any proposal to adjourn or postpone a stockholder meeting if there are not sufficient votes to obtain the Requisite TMRC Vote and (B) against (i) any alternative acquisition proposal, (ii) any change in the TMRC Board, (iii) any proposal or agreement made in opposition to or inconsistent with the Mergers or that could result in a breach of TMRC’s or the Supporting Stockholders’ obligations and (iv) any other action that is intended to or could impede, interfere with, prevent, delay, discourage, or frustrate the timely consummation of the Mergers, the other transactions contemplated by the Voting and Support Agreements, or TMRC’s, Merger Subs’ or USAR’s obligations or conditions under the Merger Agreement. The Supporting Stockholders are collectively the beneficial owners of approximately 19% of the outstanding TMRC Shares.

During the term of the Voting and Support Agreements, subject to certain customary exceptions, each Supporting Stockholder is subject to customary transfer and proxy restrictions and is prohibited from taking any action that could restrict its legal power and authority to vote.

The foregoing summary of the Voting and Support Agreements does not purport to be a complete description of all the parties’ rights and obligations under such agreements and is qualified in its entirety by reference to the full text of the Voting and Support Agreements, a form of which is filed as Exhibit 10.1 hereto and which are incorporated herein by reference.

Item 7.01. Regulation FD Disclosure

On March 5, 2026, USAR and TMRC issued a joint press release announcing their entry into the Merger Agreement, a copy of which is furnished herewith as Exhibit 99.1.

The information provided under this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is “furnished” and shall not be deemed “filed” with the SEC or incorporated by reference in any filing under the Securities Exchange Act of 1934, as amended, or the Securities Act.

Cautionary Note Regarding Forward Looking Statements

Certain matters discussed in this Current Report on Form 8-K, including Exhibits 2.1, 10.1 and 99.1, are or contain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. These statements, which involve risks and uncertainties may include statements relating to the proposed transaction involving USAR and TMRC and its expected benefits, including the expected timing and likelihood of completion of the proposed transaction; USAR’s investment plans, including the development of the Round Top deposit, development and expansion of processing and separation facilities, development and expansion of metal-making and strip-casting facilities, and development and expansion of the magnet manufacturing facility, including the timing, cost, production capacities, and estimated outputs of each facility; and projected operating results and performance. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. Words such as "anticipate", "believe", "can", "continue", "could", "estimate", "expect", "forecast", "intend", "may", "might", "plan", "possible", "potential", "predict", "project", "seek", "should", "strive", "target", "will", "would" and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from our expectations. These risks and uncertainties include, but are not limited to: (1) an event, change or other circumstance could give rise to the termination of the proposed transaction; (2) a condition to closing of the proposed transaction may not be satisfied, including the risk that the approval of TMRC’s stockholders for the proposed transaction is not obtained; (3) delays in completing the proposed transaction; (4) the benefits from the proposed transaction may not be fully realized or may take longer to realize than expected; (5) any announcement relating to the proposed transaction could have an adverse effect on the market price of USAR Shares or TMRC Shares; (6) litigation related to the proposed transaction; (7) the diversion of management time from ongoing business operations and opportunities as a result of the proposed transaction; (8) adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the proposed transaction; (9) USAR’s expected partnership with the U.S. government may not be completed on the expected terms, or at all; (10) USAR may not be able to execute its business plan, including development of the Round Top deposit and its other projects; (11) risks related to the timing and achievement of the expected business milestones, including those of USAR’s expected U.S. government partnership, including with respect to the development, commercialization, commissioning and expansion of the Round Top deposit, processing and separation facilities, metal-making and strip-casting facilities, and magnet manufacturing facilities; (12) the expected partnership with the U.S. government, which will be funded in phases over time subject to USAR achieving milestones and other uncertainties, may ultimately result in less proceeds to USAR than anticipated; (13) USAR’s ability to obtain additional or replacement financing, as needed; (14) the significant long-term and inherently risky investments that USAR is making in mining and manufacturing facilities may not realize a favorable return; (15) other businesses that USAR has acquired or may acquire may not be integrated successfully, or that the integration may be more costly or difficult than expected; (16) the benefits from any of the transactions that USAR has completed or is pursuing may not be fully realized or may take longer to realize than expected; (17) USAR’s ability to build and/or maintain relationships with customers and suppliers; (18) USAR’s ability to grow and manage growth properly; (19) USAR’s ability to attract and retain management and key employees; (20) competition in the feedstock, metal making and magnet manufacturing industries; (21) the risk that the Round Top Deposit might not be able to be commercially mined and the ongoing exploration programs may not result in the development of profitable commercial mining operations; the uncertainty in any mineral estimates, uncertainty in any geological, metallurgical, and geotechnical studies and opinions; (22) the costs of production, capital expenditures and requirements for additional capital, including the need to raise additional capital to implement USAR’s strategic plan and access the financing from the expected U.S. government partnership; (23) the timing of future cash flow provided by operating activities, if any; and (24) substantial doubt regarding USAR’s ability to continue as a going concern for the twelve months following the issuance of its Condensed Consolidated Financial Statements for the quarter ended September 30, 2025, and TMRC’s ability to continue as a going concern for the twelve months following the issuance of its Condensed Consolidated Financial Statements for the quarter ended November 30, 2025. Detailed information regarding factors that may cause actual results to differ materially has been and will be included in each of USAR’s and TMRC’s filings with the SEC, including their most recent Annual Reports on Form 10-K filed with the SEC, their latest Quarterly Reports on Form 10-Q filed with the SEC, and USAR’s Current Report on Form 8-K that USAR filed with the SEC on January 26, 2026. These statements are only predictions and involve known and unknown risks, uncertainties, and other factors. Any forward-looking statements speak only as of their date, and neither USAR nor TMRC undertakes any obligation to update any forward-looking statements to reflect events or circumstances occurring after their date or to reflect the occurrence of unanticipated events.

Additional Information and Where to Find It

In connection with the proposed transaction, USAR intends to file with the SEC a registration statement on Form S-4 (as amended, the “Registration Statement”) which will include (i) a prospectus of USAR for the issuance of USAR common stock in the proposed transaction and (ii) a proxy statement of TMRC to be distributed to TMRC’s stockholders in connection with TMRC’s solicitation of proxies for the vote by its stockholders with respect to the proposed transaction and other matters described in the Registration Statement (together with any amendments or supplements thereto, the “joint proxy statement/prospectus”). Each of USAR and TMRC also plan to file with or furnish to the SEC other relevant documents regarding the proposed transaction. After the Registration Statement has been declared effective, the definitive joint proxy statement/prospectus will be mailed to stockholders of TMRC. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, THE JOINT PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS THAT ARE OR WILL BE FILED WITH OR FURNISHED TO THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS.

Investors and security holders will be able to obtain free copies of the joint proxy statement/prospectus and other documents containing important information about USAR, TMRC and the proposed transaction, once such documents are filed with or furnished to the SEC through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with or furnished to the SEC by USAR will be available free of charge on USAR’s website at investors.usare.com or by contacting USAR’s Investor Relations department by email at IR@usare.com. Copies of the documents filed with or furnished to the SEC by TMRC will be available free of charge on TMRC’s website at tmrcorp.com/investors or by contacting TMRC’s Investor Relations department by email at amarchese@tmrcorp.com. The information included on, or accessible through, USAR or TMRC’s website is not incorporated by reference into this communication.

Participants in Solicitation

USAR, TMRC and certain of their respective directors and executive officers and other members of their respective management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction.

Information about the directors and executive officers of USAR, including a description of their direct or indirect interests, by security holdings or otherwise, is contained in the sections entitled “Management” and “Beneficial Ownership of Securities” of USAR’s final prospectus dated February 11, 2026, filed with the SEC on February 12, 2026, and which is available free of charge at the SEC’s website at www.sec.gov, and at the following URL: https://www.sec.gov/Archives/edgar/data/1970622/000121390026015109/ea0269018-03.htm#T99111. Additional information regarding the interests of such participants will be contained in the Registration Statement when available.

Information about the directors and executive officers of TMRC, including a description of their direct or indirect interests, by security holdings or otherwise, is contained in Part III of TMRC’s Annual Report on Form 10-K for the year ended August 31, 2025, filed with the SEC on November 28, 2025, as amended on December 23, 2025, and which is available free of charge at the SEC’s website at www.sec.gov, and at the following URL: https://www.sec.gov/Archives/edgar/data/1445942/000199937125021159/tmrc-10ka_083125.htm#tmrc10kaa001. Additional information regarding the interests of such participants will be contained in the Registration Statement when available.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval on the proposed transaction or otherwise, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

The following exhibits are attached with this current report on Form 8-K:

Exhibit No.	Description
2.1†	Agreement and Plan of Merger, dated March 4, 2026, by and among USAR, TMRC and Merger Subs.
10.1	Form of Voting and Support Agreement
99.1	Joint Press Release of USAR and TMRC, dated March 5, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

†	The annexes schedules, and certain exhibits to this Exhibit have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Registrant hereby agrees to furnish supplementally a copy of any omitted annex, schedule or exhibit to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USA Rare Earth, Inc.

/s/ David Kronenfeld
Name:	David Kronenfeld
Title:	Chief Legal Officer

Date: March 5, 2026